Exhibit 99.1

Exhibit 99.1 C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by [•], Eastern Time, on [•]. Vote by Internet • Go to www.envisionreports.com/PLCM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message IMPORTANT SPECIAL MEETING INFORMATION 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6Special Meeting Proxy Card 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Q Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2. 1. To adopt the Agreement and Plan of Merger, dated as of April 15, 2016, by and among Polycom, Inc., Mitel Networks Corporation and Meteor Two, Inc., as it may be amended from time to time. 2. To approve any proposal to adjourn the special meeting to a later date or dates, if necessary or appropriate, (1) to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to adopt the merger agreement, or (2) if the failure to adjourn or postpone would reasonably be expected to be a violation of applicable law. For Against Abstain NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below This Proxy should be dated, signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.    Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—C ON BOTH SIDES OF THIS CARD. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UP X 2819221 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Polycom, Inc. + SPECIAL MEETING OF STOCKHOLDERS, [•] THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POLYCOM, INC. PROXY—The undersigned stockholder of Polycom, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement, dated [•], for the Special Meeting of Stockholders of Polycom, Inc. to be held on [•] at [•], local time, at Polycom’s corporate headquarters in San Jose, California and, revoking all prior proxies, hereby appoints Peter A. Leav and Sayed M. Darwish, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and to represent and to vote, as designated on the reverse side, all shares of common stock of Polycom, Inc. held of record by the undersigned on [•] at the Special Meeting to be held on [•], or any postponement or adjournment thereof. The Board of Directors recommends a vote FOR proposals 1 and 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ITEMS 1 AND 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A—C ON BOTH SIDES OF THIS CARD. + Printed on recycled paper A